Note 21 - Commitments and Guarantees	6 Months Ended
Sep. 30, 2019
Statement Line Items [Line Items]
Disclosure of commitments and contingent liabilities [text block]
21.	COMMITMENTS AND GUARANTEES

Commitments for each of the next
five
years and thereafter are as follows:

As at
September 30, 2019

	Less than 1 year	1–3 years	4–5 years	More than 5 years	Total
Gas, electricity and non-commodity contracts	$1,524,002	$1,631,593	$357,763	$115,362	$3,628,720

On
October 9, 2018,
Just Energy announced that it has entered into a Multi-Year Contingent Business Interruption Insurance Agreement (the “Insurance”).

The Insurance primarily complements Just Energy’s risk management program and is intended to mitigate the impacts to the Company due to, among other things, natural disasters and unusual winter freezes in Texas.

The Insurance provides up to
US$25
million of insured limit per event,
US$50
million per year and
US$225
million of limit over an
80
-month term, covering risks such as loss of income due to natural perils, sabotage, terrorism including cyber-attack, increased cost of supply from damage to supply and distribution infrastructure, interruption due to damage to customer property, losses in excess of Just Energy’s weather derivative program recoveries, and any unforeseen or unplanned weather-related loss.

Guarantees

Pursuant to separate arrangements with several bond agencies, The Hanover Insurance Group and Charter Brokerage LLC. Just Energy has issued surety bonds to various counterparties including states, regulatory bodies, utilities and various other surety bond holders in return for a fee and/or meeting certain collateral posting requirements. Such surety bond postings are required in order to operate in certain states or markets. Total surety bonds issued as at
September 30, 2019
amounted to
$63.3
million (
March 31, 2019 -
$70.3
million).

As at
September 30, 2019,
Just Energy had total letters of credit outstanding in the amount of
$71.6
million (Note
12
(a)).